DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 EEB

For Period: August 1, 2003 to August 31, 2003



                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously
       Attached            Waived                               REQUIRED REPORTS/DOCUMENTS
----------------------- -------------- ------------------------------------------------------------------------------
        [ x ]                [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

        [ x ]                [ ]       Supporting Schedules (Form 2-C)

        [ x ]                [ ]       Balance Sheet (Form 2-D)

        [ x ]                [ ]       Profit and Loss (Form 2-E)

        [ x ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ x ]                [ ]       Narrative (Form 2-G)

        [ x ]                [ ]       Bank Statements for All Bank Accounts

        [ x ]                [ ]       Bank Statement Reconciliations for All Bank Accounts
----------------------- -------------- ------------------------------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.


Executed on: September 15, 2003       Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)


                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                       CASE NO. 02-28289 EEB
        ---------------------------


                        CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                              As of August 31, 2003

                               CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash Balance $340.76 from last month's report)

2.  Cash Receipts (From Cash Receipts Journal $33,678.61 on next page)

3.  Cash Disbursements (From Cash Disbursements $9,327.97 Journal on next page)

4.  Net Cash Flow (Line 2 minus Line 3)                                                                     $24,350.64

5.  Ending Cash Balance (To Form 2-D)                                                                       $24,691.40
                                                                                          ============================


                          CASH SUMMARY - ENDING BALANCE
                                                                         Amount                 Financial Institution

Petty Cash                                                                          $0.00
Regular Checking - New DIP                                                     $21,313.62
Regular Checking - Old DIP                                                          $9.99       Wells Fargo
New DIP Checking                                                                $3,367.79       Wells Fargo
Regular Checking - Payroll                                                          $0.00       Wells Fargo
Short-Term Investments                                                              $0.00       Wells Fargo

TOTAL (Must agree with line 5 above)                                           $24,691.40
                                                              ============================


                                                                       Form 2-A
                                                                   Rev 10/01/01

                          In Store Media Systems, Inc.
                             CASE NO. 02-28289 EEB

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                     For Period August 1 to August 31, 2003

                              CASH RECEIPTS JOURNAL


Date                                Description (Source)                                                          Amount
----                                --------------------                                                          ------
Operating Account Activity
       08/06/03             Acclaim Financial Group              Post Petition Loan                             $30,000.00
       08/06/03             Acclaim Financial Group              Post Petition Loan                              $3,367.79
       08/07/03             ISMSI Payroll Acct Transfer          Close Payroll Account                             $229.20
       08/07/03             ISMSI Operating Acct Transfer        Close Operating Account                            $81.62

Total Operating Account Activity (Receipts)                                                                     $33,678.61

Payroll Account Activity

Total Payroll Account Activity (Receipts)                                                                            $0.00
                            Total Cash Receipts (to line 2 of
                            Cash Reconciliation)                                                                $33,678.61

                   CASH DISBURSEMENTS JOURNAL

Date              Ck Nos.   Payee                                     Description (Purpose)                Amount
----              -------   -----                                     ---------------------                ------
Operating Account Activity
       08/05/03           1 ADX Fire Protection                  Office Maintenance                                 $28.00
       08/05/03           2 CDS Associates                       Computer Support                                  $157.50
       08/05/03           3 Corporate Stock Transfer             Stock Transfer Agent                              $174.42
       08/05/03           4 Freund Investments                   July Office Rent                                  $500.00
       08/05/03           5 Id Communications                    Internet Service                                   $92.85
       08/05/03           6 Inter-Tel                            Telephone System Lease                            $389.41
       08/05/03           7 PublicEase                           July 8k Filing with SEC                           $285.00
       08/05/03           8 Univance                             Long Distance Telephone                            $85.92
       08/05/03           9 William P. Stelt                     Contract Labor                                  $1,000.00
       08/05/03          10 Xcel Energy Corporation              Utilities                                         $607.08
       08/05/03          11 US Trustee's Office                  Trustee Fees                                      $250.00
       08/07/03 Transfer    ISMSI Trfr from Old Payroll Acct     Close out old account                             $229.20
       08/07/03 Transfer    ISMSI Trfr from Old Op Acct          Close out old account                              $81.62
       08/08/03 Bk Debit    Wells Fargo                          Check order                                        $78.28
       08/12/03 Bk Debit    Wells Fargo                          Check order                                        $24.00
       08/13/03        2001 Allegiance Telecom                   Telephone                                         $598.83
       08/13/03        2002 CDS Associates                       Computer Support                                  $525.00
       08/13/03        2003 Corporate Stock Transfer             Stock Transfer Agent                               $75.00
       08/13/03        2004 Void                                                                                     $0.00
       08/13/03        2005 Id Communications                    Internet Service                                  $185.70
       08/13/03        2006 Inter-Tel                            Telephone System Lease                            $389.41
       08/13/03        2007 Kelly McGrew                         Contract Labor                                  $1,500.00
       08/13/03        2008 PublicEase                           Filing Support to SEC                             $320.00
       08/13/03        2009 Univance                             Telephone                                          $46.56
       08/13/03        2010 William P. Stelt                     Contract Labor                                  $1,000.00
       08/13/03        2011 Xcel Energy Corporation              Utilities                                         $384.24
       08/22/03        2012 Richard Springs                      Contract Labor                                    $300.00

Total Operating Account Activity (Disbursements)                                                                 $9,308.02

Payroll Account Activity
       08/01/03 Bk Debit    Wells Fargo Payroll Express          Payroll Svc Charge                                 $19.95

Total Payroll Account Activity                                                                                      $19.95
                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)                                                       $9,327.97
                                                                                                  =========================

                            Less: Intra Company Disbursements                                                      $310.82

                            Net Disbursements (to Schedule 2 F)                                                  $9,017.15
                                                                                                  =========================

                                                                       Form 2-B
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                          CASE NO.  02-28289


                              SUPPORTING SCHEDULES

                     For Period August 1 to August 31, 2003

                      POST-PETITION TAXES PAYABLE SCHEDULE

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). Payments are made by ACH transfer the day before the payroll is due. Debtor pays payroll on the 15th and End of Month therefore at the end of each month, the debtor has paid all payroll taxes due to the Payroll Service.

                                     Beg Balance*     Additions    Pmts/Deposits   Date Paid     Check No.    End Balance
                                     ------------     ---------    -------------   ---------     ---------    -----------
Income Tax Withheld
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                                  $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                                  $0.00

Unemployment Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

Sales,Use & Excise Taxes                      $0.00                                                                  $0.00

Property Taxes                                $0.00                                                                  $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00
     Other:                                   $0.00                                                                  $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00          $0.00          $0.00                                    $0.00


* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

                                    Carrier/Agent   Amt of Coverag      ePolicy Exp Date
Workers' Compensation              Hartford         Cancelled as of 1/1/03 No Employees       Prem Paid Date
---------------------              --------         -----------------------------------       --------------
General Liability                  Accordia Wells Fargo         $1,000,000.00                    12/31/03
Property                           Accordia Wells Fargo            $20,000.00                    12/31/03

Vehicle                            N/A                          N/A             N/A                N/A

Other

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                              SUPPORTING SCHEDULES

                     For Period August 1 to August 31, 2003

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING


Due                                                                                        Post Petition
                                                        Accounts Rec                     Accounts Payable
Under 30 Days                                                     $0.00                           $16,471.21
30 to 60 Days                                                     $0.00                           $12,329.23
61 to 90 Days                                                     $0.00                            $8,547.68
91 to 120 Days                                                    $0.00                            $7,533.25
Over 120 Days

Total Post Petition                                               $0.00                xxxxxxxxxxxxxxxxx

Pre Petition Amts                                                 $0.00                xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                         $0.00                xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                            $0.00                xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                             $0.00                xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                              $44,881.37

(To Form 2-D)


            SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

                                                          Date of                Estimated
                                         Amt Paid      Court Approval           Balance Due*
                                         --------      --------------           ------------
Debtor's Counsel                          $25,000.00 Pre-Petition Retainer  $21,925.86 (Included in A/P)
Counsel for Unsecured Creditors' Com           $0.00
Trustee's Counsel                              $0.00
Accountant                                     $0.00
Other: Debtor's Corporate Counsel         $25,000.00 Pre-Petition Retainer  $18,256.87 (Included in A/P)


*Balance due to include fees and expenses incurred but not yet paid.

            SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

        Payee Name      Position        Nature of Payment       Amount






**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                      BALANCE SHEET - As of August 31, 2003

                                     ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                        $24,691.40
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $118,032.00
                                                                        -----------

                                         Total Current Assets                            $142,723.40
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $91,147.12
                                                                                          $ 91,147.12
                                         TOTAL ASSETS                                     $233,870.52
                                                                                    ==================

              LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)                    $633,591.27
      Less: Pre-Petition                              $588,709.90        $44,881.37
                                                      -----------
   Accrued Fees & Expenses                                               $16,457.65
   Accrued Interest Payable                                              $15,563.26
   Accrued - AFG II                                                      $50,000.00
   Loans & Notes Payable to Directors                                    $23,100.00
      Total Post Petition Liabilities                                                     $150,002.28

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                         $403,950.22
   Unsecured Debt                                                     $1,751,038.57
      Total Pre-Petition Liabilities                                                    $2,154,988.79
                                         TOTAL LIABILITIES                              $2,304,991.07
                                                                                    ==================

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                         ($1,986,496.80)
     Post Petition Net Income (11/12/02-08/31/03)                      ($631,192.02)
          TOTAL OWNERS' EQUITY                                       ($2,071,120.55)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $233,870.52
                                                                                    ==================

                                                                       Form 2-D
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                            PROFIT AND LOSS STATEMENT

                     For Period August 1 to August 31, 2003

Gross Operating Revenue                                                       $0.00
Less: Discounts, Returns and Allowances                                       $0.00

     Net Operating Revenues                                                                     $0.00

Cost of Goods Sold                                                                              $0.00

     Gross Profit                                                                               $0.00

Operating Expenses:
     Salaries and Wages                                                       $0.00
     Rents and Leases                                                       $137.00
     Payroll Taxes                                                            $0.00
     Advertising & Promotion                                                  $0.00
     Auto Expense                                                             $0.00
     Bank Charges                                                             $0.00
     Contract Labor                                                       $2,800.00
     Computer Repairs & Maintenance                                           $0.00
     Employee Incentives/Med Benefits                                         $0.00
     Equipment Rentals                                                        $0.00
     Insurance Expense                         Write off Debt Costs     $142,593.26
     Lender Expenses                                                      $2,535.70
     Licenses & Fees                                                          $0.00
     Miscellaneous and Other                                                  $0.00
     Office Funishings & Supplies/Printing                                  $875.34
     Payroll Service                                                         $19.95
     Press Releases
     Regulatory Compliance Exp (SEC, etc.)
     Sales and Property Taxes                                                 $0.00
     Telephone/Fax/Internet                                                 $661.49
     Transfer Agent Fees                                                    $175.00
     Trash Removal & Utilities                                              $893.03
     Travel and Entertainment                                                 $0.00

     Total Operating Expenses                                                             $150,690.77
          Operating Income (Loss)                                                        ($150,690.77)

Legal and Professional Fees                                                                   $207.73
Depreciation, Depletion and Amortization                                                    $3,700.00
Interest Expense

          Net Operating Income (Loss)                                                    ($154,598.50)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                           $0.00
     Gains (Losses) on Sale of Assets          Write off of FF&E       ($119,830.10)
     Interest Income                                                          $0.00
     Other Non-Operating Income                                               $0.00

          Net Non-Operating Income or (Expenses)                                         ($119,830.10)

          Net Income (Loss) Before Income Taxes                                          ($274,428.60)

Federal and State Income Tax Expense (Benefit)                                                  $0.00

          NET INCOME (LOSS)                                                              ($274,428.60)
                                                                                    ==================

                                                                       Form 2-E
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO. 02-28289 EEB


                            Quarterly Fee Summary (1)

                           Month Ended August 31, 2003


Month                   Cash Disbursements (2)                   Quarterly Fee Due        Check No.     Date
-----                   ----------------------                   -----------------        ---------     ----
January                                  $5,287.50
February                                 $2,346.87
March                                   $11,074.27
Total 1st Qtr                           $18,708.64                        $500.00           18076    4/24/2003

April                                    $8,157.65
May                                      $2,289.03
June                                     $2,957.88
Total 2nd Qtr                           $13,404.56                        $250.00             11      8/5/2003

July                                        $27.36
August                                   $9,017.15
September                                    $0.00
Total 3rd Qtr                            $9,044.51                          $0.00

October                                      $0.00
November                                     $0.00
December                                     $0.00
Total 4th Qtr                                $0.00                          $0.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                       Form 2-F
                                                                   Rev 10/01/01

DEBTOR:  In Store Media Systems, Inc.                    CASE NO:  02-28289 EEB


                                    NARRATIVE

                     For Period August 1 to August 31, 2003

1. The Debtor received initial funding as part of its Court approved financing arrangement with Acclaim Financial Group Venture II, LLC ("AFGII").

2. The Debtor continued to pursue its litigation against Let's Go Shopping ("LGS") et al and is continuing to evaluate the potential of filing other additional claims against LGS and other entities and individuals.

3. As part of the Debtor's strategy to devote its financial resources primarily to pursuing its litigation strategy in an effort to maximize recovery, the Debtor closed its Aurora, Colorado location at the end of August. The Debtor continues to be supported by local staff and by management personnel located out of state.

4. As part of management's decision to close the office, certain accounting adjustments were recorded in August to write off the "Debt Issuance Costs" which the Debtor had been carrying on its books and amortizing and certain leasehold improvements, obsolete demonstration equipment and miscellaneous furniture and fixtures all which had no future value or would have cost the Debtor to auction off or otherwise dispose of.

5. As required under the Credit Facility, and to facilitate reporting, the Debtor closed its existing accounts and opened 2 new bank accounts with the same financial institution, Wells Fargo Bank. Any existing funds were transferred in August to the new Operating DIP account.

                                                                       Form 2-G
                                                                   Rev 10/01/01

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: August 2003

                      New Operating DIP Acct # 823-6331735

Acct # 1      Balance per Bank            $22,594.59

              Add:
                 Deposits in Transit           $0.00

              Less:
                 Checks Outstanding
               `                 2002       ($525.00)
                                 2006       ($389.41)
                                 2008       ($320.00)
                                 2009        ($46.56)

              Balance per Books           $21,313.62

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: August 2003

                      New Operating DIP Acct # 823-6364702

Acct # 2      Balance per Bank             $3,367.79

              Add:
                 Deposits in Transit           $0.00

              Less:
                 Checks Outstanding            $0.00


              Balance per Books            $3,367.79

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: August 2003

                      Old Operating DIP Acct # 920-4116355

Acct # 3      Balance per Bank                 $9.99

              Add:
                 Deposits in Transit           $0.00

              Less:
                 Checks Outstanding            $0.00



              Balance per Books                $9.99

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: August 2003

                       Old Payroll DIP Acct # 920-4110861

Acct # 4      Balance per Bank                    ($48.95)

              Add:
                 Deposits in Transit                $0.00
                          Bank Reversal            $48.95
              Less:
                 Checks Outstanding                 $0.00



              Balance per Books                     $0.00